SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2007

                              Bluestar Health, Inc.
             (Exact name of registrant as specified in its charter)


           Colorado                000-08835                     84-0736215
         --------------            ----------                 -----------------
        (State or other           (Commission                (I.R.S. Employer
jurisdiction of incorporation)    File Number)               Identification No.)


                       19901 Southwest Freeway, Suite 209
                                Sugar Land, Texas                  77479
                     --------------------------------------       --------
                    (Address of principal executive offices)     (zip code)


                                 (281) 207-5487
               --------------------------------------------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03     Amendment to Articles of Incorporation

Amended and Restated Articles of Incorporation
----------------------------------------------

          On October 25, 2007 Bluestar Health, Inc., a Colorado corporation (referred to as "We" or "Bluestar") filed Amended and Restated Articles of Incorporation ("Articles") with the Secretary of State of Colorado. The amendments incorporated were effective immediately.

     The Articles adopt designations of two specific series of preferred stock, 10,000 shares of Series A and 10,000 shares of Series B convertible preferred. These series are convertible into common stock at a ratio of 4,400 common shares for 1 Series A share and 4,631.38 common shares for 1 Series B share. The conversion of Series A shares into common stock will take place as soon as there is adequate common stock to support their conversion and the Series B conversion will take place upon the later to occur of twelve months after issuance or their being adequate common stock to support the conversation. Both Series A and Series B have voting rights equal to the number of common shares into which they convert, and vote with the outstanding common stock as a single class. They have no other preferences or rights different from common stock.

     The Articles delete those previous provisions which are no longer required under Colorado law and may be deleted by action of the board of directors, such as identification of our registered agent and our principal place of business. The original form of Amended and Restated Articles of Incorporation filed October 25, 2007 contained an error, a corrected version was filed October 31, 2007 and is attached as the exhibit to this Report on Form 8-K.



Item 9.01     Financial Statements and Exhibits.


Exhibit Number      Description of Exhibit
--------------      ----------------------

    3.1             Amended and Restated Articles of Incorporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Bluestar Health, Inc.



Date:  October 31, 2007                     By:  /s/  Richard M. Greenwood
                                               --------------------------------
                                                      Richard M. Greenwood
                                                      President